UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue,

49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2013

LEGG MASON

DYNAMIC MULTI-STRATEGY VIT PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Portfolio will seek to reduce volatility as a secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Dynamic Multi-Strategy VIT Portfolio for the twelve-month reporting period ended December 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

II	Legg Mason Dynamic Multi-Strategy VIT Portfolio

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2013 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. The economic expansion then accelerated, as GDP growth was 2.5% during the second quarter. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The economy gained further momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s initial reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 3.2%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment fell to 7.7% in February 2013 and generally edged lower over the remainder of the period, falling to 6.7% in December. This represented the lowest level since October 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in December, its lowest level since 1978. In addition, the number of longer-term unemployed continues to be high, as roughly 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

While sales of existing-homes declined at times throughout the reporting period given rising mortgage rates, they moved higher at the end of the year. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.0% on a seasonally adjusted basis in December 2013 versus the previous month, although they were 0.6% lower than in December 2012. However, existing homes sales in 2013 were 9.1% higher than the previous year and 2013’s sales were the strongest since 2006. In addition, the NAR reported that the median existing-home price for all housing types was $198,100 in December 2013, up 9.9% from December 2012. The inventory of homes available for sale in December 2013 was 11% lower than the previous month at a 4.6 month supply at the current sales pace but 1.6% higher than in December 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced a temporary soft patch. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during the first four months of the reporting period. It then contracted in May 2013, with a PMI of 49.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s lowest reading since June 2009. However, the contraction was a short-term setback, as the PMI rose over the next seven months and peaked at 57.3 in November,

Legg Mason Dynamic Multi-Strategy VIT Portfolio	III

Investment commentary (cont’d)

the best reading since April 2011. The PMI then moderated somewhat in December 2013, edging back to a still strong 57.0.

Growth outside the U.S. generally improved in developed countries. In its January 2014 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global activity strengthened during the second half of 2013… activity is expected to improve further in 2014 -15, largely on account of recovery in the advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.0% in the Eurozone, versus -0.4% in 2013. After moderating somewhat in 2013, the IMF projects that overall growth in emerging market countries will improve in 2014, with growth of 5.1% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, after the reporting period ended, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency mortgage-backed securities and $35 billion per month of longer-term Treasury securities).

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

IV	Legg Mason Dynamic Multi-Strategy VIT Portfolio

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Legg Mason Dynamic Multi-Strategy VIT Portfolio	V

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Portfolio will seek to reduce volatility as a secondary objective. The Portfolio is a fund of funds — it invests primarily in other funds. These underlying funds are open-end funds managed by Legg Mason or its affiliates, or exchange-traded funds (“ETFs”) that are based on an index and managed by unaffiliated investment advisers.

The Portfolio seeks to achieve its objectives by investing in a broad range of asset classes and investment styles, combined with multiple layers of risk management strategies. Legg Mason Global Asset Allocation, LLC (“LMGAA”), one of the Portfolio’s subadvisers, is responsible for implementation of the Portfolio’s overall asset allocation and the Dynamic Risk Management strategy described below. Western Asset Management Company (“Western Asset”), the Portfolio’s other subadviser, is responsible for the Event Risk Management strategy described below and manages the Portfolio’s cash and short-term instruments.

The Portfolio’s target allocation for long-term investments (the “Target Allocation”) is 70% in equity funds and 30% in fixed-income funds that are not money market funds (“long-term fixed-income funds”). While changes to the Target Allocation are not expected to be frequent or substantial, the Portfolio’s Target Allocation may range from 60% of its net assets in equity funds and 40% of its net assets in long-term fixed-income funds to 75% of its net assets in equity funds and 25% of its net assets in long-term fixed-income funds as, in LMGAA’s opinion, market conditions warrant. In addition to these long-term investments, the Portfolio may invest in short-term defensive instruments, including money market funds, Treasury bills and cash, and may enter into derivative transactions involving options, futures and swaps as part of its risk management strategies.

A combination of risk management strategies will be implemented that will attempt to reduce downside volatility within the Portfolio. These strategies include Dynamic Risk Management and Event Risk Management. Dynamic Risk Management attempts to limit losses by allocating Portfolio assets away from equity and long-term fixed-income funds. Dynamic Risk Management allocates a portion of the Portfolio’s assets into short-term defensive instruments that are expected to decline in value less than riskier assets in the event of market declines and into index options and index futures contracts that are expected to increase in value in the event of market declines. A small portion of the Portfolio’s assets will be invested in the Event Risk Management strategy. Event Risk Management invests in options and futures that are expected to increase in value in the event of declines in the broad equity and bond markets during a short period of time. Through both strategies, the Portfolio gives up some of the potential for high total return that could be achieved if the Portfolio were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to result in less significant declines in the Portfolio’s NAVi under negative market conditions.

Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report	1

Portfolio overview (cont’d)

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. Investors grew more and more confident over the course of the reporting period that the global economy was starting to show signs of better growth. As a result, global equity markets rose during most of the period, and ended the year with very strong results. For the twelve months ending December 31, 2013, the overall domestic stock market, as measured by the S&P 500 Indexii, returned 32.39%. Over the same time frame, the Russell 1000 Indexiii of large-cap U.S. stocks produced a total return of 33.11%. Small-cap U.S. stocks produced even better results. The Russell 2000 Indexiv was up 38.82% over the same period. Developed international stock markets generated strong returns as well. For the twelve months ending December 31, 2013, the MSCI EAFE Indexv produced a total return of 22.78%.

The evidence of improved economic growth that fueled strong gains in global stock markets presented a challenge for fixed-income markets. Faster economic growth has historically tended to push interest rates higher (and hence bond prices lower), but in the current environment there is an additional wrinkle. Over the last two years the Federal Reserve Board (“Fed”)vi has been purchasing large amounts of bonds as part of its “quantitative easing” policy, designed to push interest rates lower than they would otherwise be and thus help restore the economy to stronger growth. As stronger growth emerges, the natural upward pressure on interest rates that we would see anyway is exacerbated by the fact that the Fed is going to be reducing, and eventually eliminating, its bond buying program.

As the prospects for that scenario became more and more likely in the middle of 2013, government bond yields began to rise. The ten-year U.S. Treasury note yield started the reporting period at 1.76%. In early May, the yield had actually drifted a bit lower than that, to 1.63%. But in May Fed Chairman Ben Bernanke began to make it clear that the Fed was looking to begin “tapering” the pace of its bond purchases as the economy improved, and bond yields jumped higher. By early September the 10-year Treasury note was yielding 3.00%. When the Fed hesitated, and decided to delay the start of the tapering process at its September meeting, the yield fell back to 2.50% briefly in October. But the continued improvement in the economic data in October and November made it clear that the Fed was going to have to start tapering fairly soon, and yields started rising again. The Fed went ahead with the start of its tapering program in December, and by the end of the reporting period the yield on the 10-year Treasury note was up to 3.03%.

The result of these rising yields was that the Barclays U.S. Aggregate Indexvii produced a negative return of 2.02% for the reporting period. Investment grade bonds outside the U.S. were down as well, as yields rose in most foreign bond markets. The Barclays Global Aggregate ex-USD Indexviii was down 3.06% during the end of the reporting period.

Q. How did we respond to these changing market conditions?

A. The Portfolio uses two risk management strategies to attempt to limit losses when markets fall. One strategy involves the continuous use of index options and/or futures contracts that are expected to increase in value in the event of market declines. During the reporting period, this strategy involved

2	Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report

the use of put options on the S&P 500 Index. The other strategy involves systematically raising the allocation to short-term defensive instruments such as cash in response to declines in the Portfolio’s NAV and then increasing the allocation to equity funds and long-term fixed-income funds in accordance with the Portfolio’s Target Allocation as the NAV rises. Because of the fairly steady strength in equity markets during the reporting period, the Portfolio’s NAV never fell by enough to trigger a move to cash by this second strategy and the cash allocation remained at zero throughout the reporting period.

Performance review

For the twelve months ended December 31, 2013, Class I shares of Legg Mason Dynamic Multi-Strategy VIT Portfolio1 returned 18.37%. The Portfolio’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Russell 3000 Indexix, and the Composite Indexx, returned -2.02%, 33.55% and 20.28%, respectively, for the same period. The Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average2 returned 19.36% over the same time frame.

Performance Snapshot as of December 31, 2013 (unaudited)
	6 months	12 months
Legg Mason Dynamic Multi-Strategy VIT Portfolio[1]:
Class I	10.34%	18.37%
Class II	10.19%	18.12%
Barclays U.S. Aggregate Index	0.43%	-2.02%
Russell 3000 Index	17.09%	33.55%
Composite Index	12.43%	20.28%
Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average[2]	11.94%	19.36%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 301 funds for the six-month period and among the 290 funds for the twelve-month period in the Portfolio’s Lipper category.

Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report	3

Portfolio overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class I and Class II shares were 1.36% and 1.58%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets is not expected to exceed 1.10% for Class I shares and 1.35% for Class II shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Taking into account both the underlying funds return and their weightings within the Portfolio, the leading contributors to absolute performance were the Legg Mason Batterymarch U.S. Large Cap Equity Fund, the Legg Mason BW Diversified Large Cap Value Fund and the ClearBridge Aggressive Growth Fund.

In relative terms (i.e., relative to the Portfolio’s Composite Index), the leading contributors to performance were the ClearBridge Aggressive Growth Fund and the Legg Mason Batterymarch International Equity Trust.

Q. What were the leading detractors from performance?

A. The leading detractor from performance, both in absolute terms and relative to the Portfolio’s Composite Index, was the allocation to the Event Risk Management strategy that the Portfolio employs. During the reporting period, the strategy involved the continuous use of put options on the S&P 500 Index. Although there were times during the year during which there were market declines (and in which the value of the put options rose), for the year as a whole equity market conditions were generally positive. The S&P 500 Index rose by 32.39% during the reporting period. As a result, the put options that we held generally lost value during the course of the year.

Among the underlying funds, the leading detractor from the Portfolio’s relative performance versus the Composite Index was the Royce Heritage Fund.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. There were no significant changes during the reporting period.

Thank you for your investment in Legg Mason Dynamic Multi-Strategy VIT Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

4	Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report

Sincerely,

Steven Bleiberg

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

Y. Wayne Lin

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

Patricia Duffy Maxwell

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

January 24, 2014

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed-income securities are subject to interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. There are additional risks and other expenses associated with investing in other mutual funds rather than directly in portfolio securities. In addition to the Portfolio’s operating expenses, you will indirectly bear the operating expenses of the underlying funds. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. Certain of the underlying funds may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The model used to manage the Portfolio’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report	5

Portfolio overview (cont’d)

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

iv

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

[v]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

vi

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii	The Barclays Global Aggregate ex-USD Index tracks an international basket of government, corporate, agency and mortgage-related bonds.

ix	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[x]

The Composite Index reflects the blended rate of return of the following underlying indices: 50% Russell 1000 Index, 10% Russell 2000 Index, 10% MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”), 15% Barclays Global Aggregate ex-USD Index and 15% Barclays U.S. Aggregate Index. The MSCI ACWI Ex-U.S. is a market-capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies, and includes both developed and emerging markets.

6	Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report

Portfolio at a glance (unaudited)

Legg Mason Dynamic Multi-Strategy VIT Portfolio Breakdown† (%) as of — December 31, 2013

As a Percentage of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
19.0 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Consumer Discretionary Financials Health Care Energy
14.0 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Consumer Discretionary Information Technology Energy Industrials
13.9 Legg Mason Global Asset Management Trust — Legg Mason BW Global Opportunities Bond Fund, Class IS Shares	Sovereign Bonds Corporate Bonds & Notes U.S. Government & Agency Obligations Municipal Bonds Collateralized Mortgage Obligations
13.9 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Industrials Energy Health Care Information Technology
13.9 Western Asset Funds, Inc. — Western Asset Intermediate Bond Fund, Class IS Shares	U.S. Government & Agency Obligations Financials Asset-Backed Securities Collateralized Mortgage Obligations Mortgage-Backed Securities
9.0 Legg Mason Global Asset Management Trust — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Consumer Discretionary Industrials Health Care Materials
8.9 The Royce Fund — Royce Heritage Fund, Investment Class Shares	Industrials Information Technology Financials Consumer Discretionary Materials

Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report	7

Portfolio at a glance (unaudited) (cont’d)

% of Total Long-Term Investments	Top 5 Sectors
1.1 iShares Trust — iShares Russell 1000 Index Fund	Financial Services Technology Consumer Discretionary Health Care Producer Durables
1.0 iShares Trust — iShares Intermediate Credit Bond Fund	Industrial Financial Institutions Agencies Supranational Utility
1.0 iShares Trust — iShares Russell 2000 Index Fund	Financial Services Consumer Discretionary Producer Durables Technology Health Care
1.0 iShares Trust — iShares MSCI EAFE Index Fund	Financials Industrials Consumer Discretionary Consumer Staples Health Care
1.0 iShares Trust — iShares Russell 1000 Value Index Fund	Financial Services Energy Health Care Producer Durables Technology
1.0 iShares Trust — iShares International Treasury Bond Fund	Japan Italy France Germany United Kingdom
0.8 iShares Trust — iShares Russell 1000 Growth Index Fund	Consumer Discretionary Technology Producer Durables Health Care Consumer Staples
0.5 Purchased Options

†	Subject to change at any time.

8	Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2013 and held for the six months ended December 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class I	10.34%	$1,000.00	$1,103.40	0.38%	$2.01	Class I	5.00%	$1,000.00	$1,023.29	0.38%	$1.94
Class II	10.19	1,000.00	1,101.90	0.64	3.39	Class II	5.00	1,000.00	1,021.98	0.64	3.26

Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report	9

Portfolio expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, accounts charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/13	18.37%	18.12%
Inception* through 12/31/13	13.69	13.42

Cumulative total returns[1]
Class I (Inception date of 11/30/11 through 12/31/13)	30.71%
Class II (Inception date of 11/30/11 through 12/31/13)	30.07

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class I and Class II shares are November 30, 2011.

Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report	11

Portfolio performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class I and II Shares of Legg Mason Dynamic Multi-Strategy VIT Portfolio vs. Benchmark Indices† — November 2011 - December 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class I and Class II shares of Legg Mason Dynamic Multi-Strategy VIT Portfolio on November 30, 2011 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2013. The hypothetical illustration also assumes a $10,000 investment in the Barclay U.S. Aggregate Index, Russell 3000 Index and Composite Index. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. These indices are unmanaged. The Composite Index reflects the blended rate of return of the following underlying indices: 50% Russell 1000 Index, 10% Russell 2000 Index, 10% MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”), 15% Barclays Global Aggregate ex-USD Index and 15% Barclays U.S. Aggregate Index. The MSCI ACWI Ex-U.S. is a market capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies, and includes both developed and emerging markets. The Indices are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

12	Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report

Schedule of investments

December 31, 2013

Legg Mason Dynamic Multi-Strategy VIT Portfolio

Description		Shares	Value
Investments in Underlying Funds — 99.0%
iShares Trust:
iShares Intermediate Credit Bond Fund		94,163	$10,158,304
iShares International Treasury Bond Fund		99,908	10,027,766
iShares MSCI EAFE Index Fund		150,879	10,117,946
iShares Russell 1000 Growth Index Fund		93,321	8,020,940
iShares Russell 1000 Index Fund		116,855	12,055,930
iShares Russell 1000 Value Index Fund		106,537	10,031,524
iShares Russell 2000 Index Fund		87,998	10,147,049
Legg Mason Global Asset Management Trust:
Legg Mason Batterymarch International Equity Trust, Class IS Shares		6,240,629	93,234,990	(a)
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares		7,547,859	142,805,484	(a)
Legg Mason BW Global Opportunities Bond Fund, Class IS Shares		13,253,740	143,007,859	(a)
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares		728,052	143,440,753	(a)
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares		12,598,608	195,152,443	(a)
The Royce Fund — Royce Heritage Fund, Investment Class Shares		5,637,465	91,552,431	(a)
Western Asset Funds, Inc. — Western Asset Intermediate Bond Fund, Class IS Shares		13,091,252	142,694,651	(a)
Total Investments in Underlying Funds (Cost — $948,078,714)			1,022,448,070

	Expiration Date	Contracts
Purchased Options — 0.5%
S&P 500 Index, Put @ 1,375.00	12/20/14	80	144,800
S&P 500 Index, Put @ 1,400.00	12/20/14	314	634,280
S&P 500 Index, Put @ 1,425.00	12/20/14	57	127,965
S&P 500 Index, Put @ 1,450.00	12/20/14	437	1,090,315
S&P 500 Index, Put @ 1,475.00	12/20/14	377	1,042,405
S&P 500 Index, Put @ 1,500.00	12/20/14	264	811,800
S&P 500 Index, Put @ 1,550.00	12/20/14	169	635,440
S&P 500 Index, Put @ 1,575.00	12/20/14	58	242,730
S&P 500 Index, Put @ 1,600.00	12/20/14	40	184,200
Total Purchased Options (Cost — $10,258,018)			4,913,935
Total Investments before Short-Term Investments (Cost — $958,336,732)			1,027,362,005

See Notes to Financial Statements.

Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report	13

Schedule of investments (cont’d)

December 31, 2013

Legg Mason Dynamic Multi-Strategy VIT Portfolio

Description	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 0.4%
Repurchase Agreements — 0.4%
Interest in $1,500,000,000 joint tri-party repurchase agreement dated 12/31/13 with RBS Securities Inc.; Proceeds at maturity — $3,817,002 (Fully collateralized by various U.S. government obligations, 0.125% to 2.625% due 7/15/14 to 1/15/23 Market value — $3,893,355) (Cost — $3,817,000)	0.010%	1/2/14	$3,817,000	$3,817,000
Total Investments — 99.9% (Cost — $962,153,732#)				1,031,179,005
Other Assets in Excess of Liabilities — 0.1%				1,219,684
Total Net Assets — 100.0%				$1,032,398,689

(a)	Underlying Fund is affiliated with Legg Mason, Inc. and more information about the Underlying Fund is available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is $963,896,965.

See Notes to Financial Statements.

14	Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report

Statement of assets and liabilities

December 31, 2013

Assets:
Investments in affiliated Underlying Funds, at cost	$884,230,400
Investments in unaffiliated Underlying Funds and investments, at cost	77,923,332
Investments in affiliated Underlying Funds, at value	951,888,611
Investments in unaffiliated Underlying Funds and investments, at value	79,290,394
Cash	2,485
Receivable for Portfolio shares sold	5,471,314
Dividends and interest receivable	33,614
Prepaid expenses	5,622
Total Assets	1,036,692,040

Liabilities:
Payable for Portfolio shares repurchased	3,265,165
Payable for unaffiliated Underlying Funds purchased	664,211
Investment management fee payable	283,197
Service and/or distribution fees payable	9,443
Accrued expenses	71,335
Total Liabilities	4,293,351
Total Net Assets	$1,032,398,689

Net Assets:
Par value (Note 7)	$819
Paid-in capital in excess of par value	949,968,210
Undistributed net investment income	186,883
Accumulated net realized gain on Underlying Funds, investments and capital gain distributions from Underlying Funds	13,217,504
Net unrealized appreciation on Underlying Funds and investments	69,025,273
Total Net Assets	$1,032,398,689

Shares Outstanding:
Class I	78,261,627
Class II	3,645,930

Net Asset Value:
Class I	$12.61
Class II	$12.58

See Notes to Financial Statements.

Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report	15

Statement of operations

For the Year Ended December 31, 2013

Investment Income:
Income distributions from affiliated Underlying Funds	$7,172,794
Income distributions from unaffiliated Underlying Funds	755,035
Interest	2,540
Total Investment Income	7,930,369

Expenses:
Investment management fee (Note 2)	2,251,084
Fund accounting fees	81,768
Service and/or distribution fees (Notes 2 and 5)	76,137
Shareholder reports	62,947
Legal fees	32,918
Audit and tax	29,265
Custody fees	25,714
Trustees’ fees	24,755
Transfer agent fees (Note 5)	15,151
Insurance	4,446
Excise tax (Note 1)	1,488
Miscellaneous expenses	6,794
Total Expenses	2,612,467
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(626,005)
Net Expenses	1,986,462
Net Investment Income	5,943,907

Realized and Unrealized Gain (Loss) on Underlying Funds, Investments and Capital Gain Distributions from Underlying Funds (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Sale of affiliated Underlying Funds	(608,707)
Investment transactions	(4,325,684)
Capital gain distributions from affiliated Underlying Funds	21,887,358
Net Realized Gain	16,952,967
Change in Net Unrealized Appreciation (Depreciation) From:
Affiliated Underlying Funds	63,295,771
Unaffiliated Underlying Funds and Investments	1,588,020
Change in Net Unrealized Appreciation (Depreciation)	64,883,791
Net Gain on Underlying Funds, Investments and Capital Gain Distributions from Underlying Funds	81,836,758
Increase in Net Assets from Operations	$87,780,665

See Notes to Financial Statements.

16	Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2013	2012

Operations:
Net investment income	$5,943,907	$2,658,503
Net realized gain	16,952,967	221,008
Change in net unrealized appreciation (depreciation)	64,883,791	4,213,480
Increase in Net Assets From Operations	87,780,665	7,092,991

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(9,125,055)	(2,650,983)
Net realized gains	(669,155)	(10,880)
Decrease in Net Assets From Distributions to Shareholders	(9,794,210)	(2,661,863)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	812,353,390	214,545,055
Reinvestment of distributions	9,794,210	2,661,864
Cost of shares repurchased	(78,996,098)	(14,371,971)
Increase in Net Assets From Portfolio Share Transactions	743,151,502	202,834,948
Increase in Net Assets	821,137,957	207,266,076

Net Assets:
Beginning of year	211,260,732	3,994,656
End of year*	$1,032,398,689	$211,260,732
* Includes undistributed net investment income of:	$186,883	$70,005

See Notes to Financial Statements.

Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2013	2012		2011[2]

Net asset value, beginning of year	$10.77	$9.87		$10.00

Income (loss) from operations:
Net investment income	0.15	0.33	[3]	0.12	[3]
Net realized and unrealized gain (loss)	1.83	0.71		(0.13)
Total income (loss) from operations	1.98	1.04		(0.01)

Less distributions from:
Net investment income	(0.12)	(0.14)		(0.12)
Net realized gains	(0.02)	(0.00)	[4]	—
Total distributions	(0.14)	(0.14)		(0.12)

Net asset value, end of year	$12.61	$10.77		$9.87
Total return[5]	18.37%	10.56%		(0.12)%

Net assets, end of year (000s)	$986,544	$198,555		$3,895

Ratios to average net assets:
Gross expenses[6]	0.51%	0.82%		15.88%[7]
Net expenses[6,8,9,10]	0.38	0.40		0.44	[7]
Net investment income	1.22	3.14	[3]	13.38	[3,7]

Portfolio turnover rate	3%	35%		15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 30, 2011 (inception date) to December 31, 2011.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the Portfolio invests.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class II Shares[1]	2013	2012		2011[2]

Net asset value, beginning of year	$10.75	$9.87		$10.00

Income (loss) from operations:
Net investment income	0.09	0.49	[3]	0.11	[3]
Net realized and unrealized gain (loss)	1.86	0.52		(0.13)
Total income (loss) from operations	1.95	1.01		(0.02)

Less distributions from:
Net investment income	(0.10)	(0.13)		(0.11)
Net realized gains	(0.02)	(0.00)	[4]	—
Total distributions	(0.12)	(0.13)		(0.11)

Net asset value, end of year	$12.58	$10.75		$9.87
Total return[5]	18.12%	10.29%		(0.16)%

Net assets, end of year (000s)	$45,855	$12,706		$100

Ratios to average net assets:
Gross expenses[6]	0.79%	1.03%		16.27%[7]
Net expenses[6,8,9,10]	0.63	0.59		0.69	[7]
Net investment income	0.73	4.61	[3]	13.13	[3,7]

Portfolio turnover rate	3%	35%		15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 30, 2011 (inception date) to December 31, 2011.

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the Portfolio invests.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class II shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report	19

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Dynamic Multi-Strategy VIT Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio invests in other mutual funds (“Underlying Funds”) which are affiliated with Legg Mason, Inc. (“Legg Mason”) or exchange-traded funds (“ETFs”) that are based on an index and managed by unaffiliated investment advisers. The financial statements and financial highlights for the Underlying Funds are presented in a separate shareholder report for each respective Underlying Fund.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds, excluding ETFs, are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the

20	Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report

value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying Fund is not available on the day of valuation, the Valuation Committee may adjust the Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report	21

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Investments in Underlying Funds	$1,022,448,070	—	—	$1,022,448,070
Purchased options	4,913,935	—	—	4,913,935
Total long-term investments	$1,027,362,005	—	—	$1,027,362,005
Short-term investments†	—	$3,817,000	—	$3,817,000
Total investments	$1,027,362,005	$3,817,000	—	$1,031,179,005

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

22	Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report

(c) Fund of funds risk. Your cost of investing in the Portfolio, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investments from such Underlying Fund at a time that is unfavorable to the Portfolio. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.

(d) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report	23

Notes to financial statements (cont’d)

As of December 31, 2013, the Portfolio did not have any open derivative transactions with credit related contingent features in a net liability position.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest income is recorded on an accrual basis. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

However, due to the timing of when distributions are made by the Portfolio, the Portfolio may be subject to an excise tax of 4% of the amount by which 98% of the Portfolio’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Portfolio paid $1,488 of federal excise tax attributable to calendar year 2012.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications

24	Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report

have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$1,488	—	$(1,488)
(b)	3,296,538	$(3,296,538)	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.

(b)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from underlying funds.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Legg Mason Global Asset Allocation, LLC (“LMGAA”), one of the Portfolio’s subadvisers, is responsible for the implementation of the Portfolio’s overall asset allocation and the Dynamic Risk Management Strategy. Western Asset Management Company (“Western Asset”), the Portfolio’s other subadviser, is responsible for the Portfolio’s Event Risk Management Strategy and manages the Portfolio’s cash and short-term instruments. LMPFA, LMGAA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Portfolio, including the management of cash and short-term instruments, which is provided by Western Asset.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of expenses other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I and Class II shares did not exceed 1.10% and 1.35%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended December 31, 2013, fees waived and/or expenses reimbursed amounted to $626,005.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report	25

Notes to financial statements (cont’d)

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$762,042,136
Sales	14,444,500

At December 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$79,998,862
Gross unrealized depreciation	(12,716,822)
Net unrealized appreciation	$67,282,040

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2013.

ASSET DERIVATIVES[1]
Equity Risk
Purchased options[2]	$4,913,935

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated Underlying Funds and investments at value in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(4,325,684)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

26	Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(4,652,307)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from unaffiliated Underlying Funds and investments in the Statement of Operations.

During the year ended December 31, 2013, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$2,945,671

The following table presents by financial instrument, the Portfolio’s derivative assets net of the related collateral held by the Portfolio at December 31, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$4,913,935	–	$4,913,935

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments in unaffiliated Underlying Funds and investments at value in the Statement of Assets and Liabilities.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 distribution plan and under that plan the Portfolio pays a service and/or distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$6,209
Class II	$76,137	8,942
Total	$76,137	$15,151

For the year ended December 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$579,164
Class II	46,841
Total	$626,005

Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report	27

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Investment Income:
Class I	$8,783,980	$2,499,679
Class II	341,075	151,304
Total	$9,125,055	$2,650,983

Net Realized Gains:
Class I	$614,703	$10,823
Class II	54,452	57
Total	$669,155	$10,880

7. Shares of beneficial interest

At December 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	65,318,600	$779,792,956	19,131,186	$201,855,676
Shares issued on reinvestment	751,053	9,398,683	235,327	2,510,502
Shares repurchased	(6,244,300)	(74,757,289)	(1,324,885)	(13,976,051)
Net increase	59,825,353	$714,434,350	18,041,628	$190,390,127

Class II
Shares sold	2,788,897	$32,560,434	1,193,954	$12,689,379
Shares issued on reinvestment	31,865	395,527	14,212	151,362
Shares repurchased	(356,334)	(4,238,809)	(36,780)	(395,920)
Net increase	2,464,428	$28,717,152	1,171,386	$12,444,821

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$9,125,055	$2,650,983
Net long-term capital gains	669,155	10,880
Total distributions paid	$9,794,210	$2,661,863

28	Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$235,185
Undistributed long-term capital gains — net	14,960,737
Total undistributed earnings	$15,195,922
Other book/tax temporary differences(a)	(48,302)
Unrealized appreciation (depreciation)(b)	67,282,040
Total accumulated earnings (losses) — net	$82,429,660

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Recent accounting pronouncement

The Portfolio has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report	29

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Dynamic Multi-Strategy VIT Portfolio (the “Portfolio”), a series of Legg Mason Partners Variable Equity Trust, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for the two-year period then ended, and the financial highlights for the two-year period then ended and the period from November 30, 2011 (inception date) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, investee funds’ transfer agent and by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Dynamic Multi-Strategy VIT Portfolio as of December 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for the two-year period then ended, and the financial highlights for the two-year period then ended and the period from November 30, 2011 (inception date) to December 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2014

30	Legg Mason Dynamic Multi-Strategy VIT Portfolio 2013 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of Legg Mason Dynamic Multi-Strategy VIT Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Legg Mason Global Asset Allocation, LLC (“LMGAA”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s assets allocated to the Fund’s Event Risk Management strategy and of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the

Legg Mason Dynamic Multi-Strategy VIT Portfolio	31

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and Sub-Advisers’ brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund Performance

The Board received and reviewed performance information for the Fund and for all mixed-asset target allocation growth funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-year period ended June 30, 2013. The Fund performed better than the median performance of the funds in the Performance Universe for the period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2013, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the

32	Legg Mason Dynamic Multi-Strategy VIT Portfolio

portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and the Sub-Advisers were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review and noting the limited period of performance data available, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management reviewed with the Board the scope of services provided to the Fund by the Manager, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of managed volatility actively and passively managed affiliated funds of funds consisting of one mixed-asset target allocation growth fund, one flexible portfolio fund and four mixed-asset target allocation moderate funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all mixed-asset target allocation growth, flexible portfolio and mixed-asset target allocation moderate actively and passively managed affiliated funds of funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was

Legg Mason Dynamic Multi-Strategy VIT Portfolio	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

higher than the median of management fees paid by the funds in the Expense Group, but that the Fund’s Actual Management Fee was lower than the median of management fees paid by the funds in the Expense Group and lower than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio (including underlying fund expenses) was higher than the median of the total expense ratios of the funds in the Expense Group and was higher than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board also noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements. In addition, the Board determined that the fees charged by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, with respect to the Fund were for services provided in addition to, and were not duplicative of, services provided under the advisory contracts of the underlying funds in which the Fund invested.

34	Legg Mason Dynamic Multi-Strategy VIT Portfolio

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason Dynamic Multi-Strategy VIT Portfolio	35

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Dynamic Multi-Strategy VIT Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	None

36	Legg Mason Dynamic Multi-Strategy VIT Portfolio

Independent Trustees cont’d
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

Legg Mason Dynamic Multi-Strategy VIT Portfolio	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	155
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

38	Legg Mason Dynamic Multi-Strategy VIT Portfolio

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Dynamic Multi-Strategy VIT Portfolio	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Albert Laskaj Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

40	Legg Mason Dynamic Multi-Strategy VIT Portfolio

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Portfolio, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Dynamic Multi-Strategy VIT Portfolio	41

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2013:

Record date:	6/17/2013	12/27/2013
Payable date:	6/18/2013	12/30/2013
Dividends qualifying for the dividends
received deduction for corporations	51.98%	53.05%
Long-term capital gain dividend	$0.02060	—

Please retain this information for your records.

42	Legg Mason Dynamic Multi-Strategy VIT Portfolio

Legg Mason

Dynamic Multi-Strategy VIT Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller*

President

Frank G. Hubbard

Howard J. Johnson*

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Global Asset Allocation, LLC Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Legg Mason Dynamic Multi-Strategy VIT Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

Legg Mason Dynamic Multi-Strategy VIT Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Dynamic Multi-Strategy VIT Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX014333 2/14 SR14-2122

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2012 and December 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $317,700 in December 31, 2012 and $324,685 in December 31, 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2012 and $0 in December 31, 2013.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $48,100 in December 31, 2012 and $51,400 in December 31, 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2012 and December 31, 2013; Tax Fees were 100% and 100% for December 31, 2012 and December 31, 2013; and Other Fees were 100% and 100% for December 31, 2012 and December 31, 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2013.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 24, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 24, 2014